Cynapsus Therapeutics Inc.
("Corporation")

FORM OF PROXY ("PROXY")

Annual and Special Meeting
Tuesday, May 10, 2016 at 10:00 a.m. (Toronto Time)
40 King Street West, 44th floor, Toronto, Ontario
("Meeting")

RECORD DATE:	March 29, 2016
CONTROL NUMBER:	
SEQUENCE #:	
FILING DEADLINE FOR PROXY:	May 6, 2016 at 10:00 a.m. (Toronto Time)

VOTING METHODS	
INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number above
FACSIMILE	(416) 595-9593
MAIL or HAND DELIVERY	TMX EQUITY TRANSFER SERVICES INC.* 200 University Avenue, Suite 300, Toronto, Ontario, M5H 4H1

The undersigned hereby appoints **Rochelle Stenzler, Chairman of the Board** of the Corporation, whom failing **Andrew Williams, Chief Operating Officer and Chief Financial Officer** ("Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS – MANAGEMENT VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

1. Election of Directors	**FOR**	WITHHOLD
a) Anthony Giovinazzo	☐	☐
b) Tomer Gold	☐	☐
c) Ronald Hosking	☐	☐
d) Tamar Howson	☐	☐
e) Nan Hutchinson	☐	☐
f) Perry Molinoff	☐	☐
g) Ilan Oren	☐	☐
h) Rochelle Stenzler	☐	☐

2. Appointment of Auditors	**FOR**	WITHHOLD
Appointment of **Ernst & Young LLP** as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

3. Amendments to Stock Option Plan	**FOR**	AGAINST
BE IT RESOLVED that: (1) The Corporation's stock option plan be amended as described in the management information circular of the Corporation dated April 4, 2016; and (2) any one director or officer of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as such director or officer may deem necessary or desirable in connection with the foregoing resolutions.	☐	☐

4. Approval of New By-Law	**FOR**	AGAINST
BE IT RESOLVED that: (1) By-Law Number 3 is hereby repealed in its entirety; (2) By-Law Number 4, in the form attached as Schedule "C" to the management information circular of the Corporation dated April 4, 2016, is hereby adopted and confirmed in substitution of By-Law Number 3; and (3) any one director or officer of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as such director or officer may deem necessary or desirable in connection with the foregoing resolutions.	☐	☐

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED.**

PLEASE PRINT NAME	*Signature of Registered owner(s)*	*Date (MM/DD/YYYY)*

Proxy Voting - Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION.**
2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**
3. **If you appoint the Management Nominees to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Management Voting Recommendations highlighted for each Resolution overleaf. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
4. This proxy confers discretionary authority on the person named to vote in his or her discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.
5. **Each security holder has the right to appoint a person other than the Management Nominees specified herein to represent them at the Meeting or any adjournment or postponement thereof.** Such right may be exercised by inserting in the space labeled "*Please print appointee name*", the name of the person to be appointed, who need not be a security holder of the Corporation.
6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its being mailed to the security holders of the Corporation.
7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and *must be received by TMX Equity Transfer Services Inc.** before the ***Filing Deadline for Proxies***, noted overleaf or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.
8. If the security holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the security holder may be required to provide documentation evidencing the signatory's power to sign the proxy.

Investor inSite

TMX Equity Transfer Services Inc.* offers at no cost to security holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable security holder forms and Frequently Asked Questions.

To register, please visit
www.tmxequitytransferservices.com/investorinsite

Click on, "*Register Online Now*" and complete the registration form. Call us toll free at 1-866-393-4891 with any questions.

*TMX Equity Transfer Services Inc. is operating the transfer agency and corporate trust business in the name of Equity Financial Trust Company for a transitional period.

Request for Financial Statements

In accordance with securities regulations, security holders may elect to receive Annual Financial Statements, Interim Financial Statements, and MD&As.

Instead of receiving the financial statements by mail, you may choose to view these documents on SEDAR at www.sedar.com.

I am a security holder of the Corporation, and as such request the following:

☐ **Annual Financial Statements with MD&A**
(Mark this box if you would NOT like to receive the Annual Financial Statements and related MD&A)

☐ **Interim Financial Statements with MD&A**
(Mark this box if you would like to receive the Interim Financial Statements and related MD&A)

If you are casting your vote online and wish to receive financial statements, please complete the online request for financial statements following your voting instructions.

If the cut-off time has passed, please fax this side to 416-595-9593.

CYNAPSUS THERAPEUTICS INC.
FISCAL YEAR – 2016